                                                                    EXHIBIT 99.2

Neuberger Berman Inc.                                      Neuberger Berman logo
605 Third Avenue
New York, N.Y. 10158-3698
Tel 212.476.9000

FOR IMMEDIATE RELEASE


Contact:
Robert Matza
Executive Vice President
Chief Operating Officer
Neuberger Berman
(212) 476-9808



                 NEUBERGER BERMAN'S SECOND QUARTER NET INCOME
                       $33.7 MILLION, OR $0.68 PER SHARE

     Assets Under Management at $58.2 Billion, Including Quarterly Record
                   $24.3 Billion In Private Asset Management



NEW YORK, July 24, 2001...Neuberger Berman (NYSE:NEU) today reported net income of $33.7 million, or $0.68 per share (diluted) and $0.69 per share (basic), for the second quarter ended June 30, 2001. This compares with net operating income in the prior year period of $35.1 million, or $0.71 per share (diluted and basic), excluding a financial statement tax benefit of $3.7 million, or $0.07 per share, related to the change in the Company's stock price in connection with the Employee Defined Contribution Stock Incentive Plan.

Cash earnings for the quarter, which exclude non-cash items such as deferred taxes and depreciation and amortization, were $52.7 million, or $1.06 per share (diluted) and $1.08 per share (basic). In the comparable period in 2000, cash earnings were $36.4 million, or

$0.74 per share (diluted and basic). The sharp rise in the current quarter is primarily attributable to the change in the deferred tax benefit associated with the accelerated vesting of shares in the Employee Defined Contribution Stock Incentive Plan that occurred with the secondary stock offering in June.

Net revenues for the quarter rose 3.4% to $157.0 million versus $151.8 million in the prior year period, reflecting higher investment advisory and administrative fees and higher commission revenues, which were primarily offset by a decline in principal transactions. Assets under management at quarter-end reached $58.2 billion, up almost $4 billion from $54.4 billion at June 30, 2000 and up 6.3% from $54.8 billion at March 31, 2001.

Six Month Results
-----------------

For the first half of 2001, net income was $67.9 million, or $1.37 per share (diluted) and $1.39 per share (basic), including a $0.01 per share charge in the first quarter related to employee severance payments. This was down slightly from net operating income in the first half of 2000 of $69.2 million, or $1.40 per share (diluted and basic), which excluded $9.8 million, or $0.20 per share, in a previously described financial statement tax benefit and included a pretax charge of approximately $750,000 for severance payments. Net revenues for the half were $311.9 million versus $307.2 million in the 2001 and 2000 periods, respectively.

Recent Developments
-------------------

Neuberger Berman successfully completed in July a secondary public offering of 3,937,966 shares of its common stock. The shares sold were offered by individuals who were the Company's Principals prior to its initial public offering, and their affiliates, and by the Employee Defined Contribution Stock Incentive Plan Trust. In conjunction with the completion of the offering, the Company repurchased 1,600,600 shares of its common stock from certain former Principals in a separate transaction.

The secondary allowed for an orderly distribution of restricted stock which would have become saleable in October 2001 and January 2002. The secondary offering substantially increases Neuberger Berman's public float, and the common stock repurchases are accretive to earnings per share.

The Company also repurchased 163,000 shares of its common stock in the second quarter in open market transactions. Since the inception of the Company's common stock repurchase programs, 3,141,758 shares have been repurchased for approximately $165 million, and authorizations of $85 million remain available for possible future purchases.

Building the Franchise
----------------------

Jeffrey B. Lane, President and Chief Executive Officer of Neuberger Berman, said, "Although the equity markets remained difficult, our relative investment performance in the first half of the year was clearly superior. We therefore remain confident in our ability to meet consensus earnings expectations of $2.94 per share for the full year 2001. Most important, we are continuing to build our franchise and achieve broader recognition of the quality of our people and of our client service. We are continuing to demonstrate the depth of our commitment to grow assets, steadily improve our relative investment performance and build stockholder value over time.

"Several factors in particular support this confidence in the growing strength of our industry position. Among these is the ability of our Private Asset Management national sales force to generate almost as many new assets -- $728 million in a difficult six-month period in the markets -- as they did in all of last year. Clearly our recent receipt of a National Trust Charter is helping the sales force gain access to the upper echelon of high net worth clients. We are well on our way toward achieving our ambitious target of $1.4 billion in new assets for the year from this source alone, and we continue to explore other opportunities for asset growth.

"On the Mutual Fund and Institutional side, we are particularly pleased with Morningstar's recognition of our improved performance with an award of 5-Star Overall Morningstar Ratings(TM) for two of our largest mutual funds, as well as with the notable momentum in our Wrap Accounts business. Now with almost $2.3 billion in assets under management, the Consultant Services Group continued its positive momentum with net cash inflows of $446 million in the first half of the year versus net cash outflows of $123 million in the comparable 2000 period.

"It is important to realize that volatile market conditions present a special opportunity for us to capitalize on investor uncertainty. As more and more investors, both individuals and institutions, try to determine what direction to take in their investment process, we remain convinced that they increasingly will seek expert help. We will therefore continue to pursue every opportunity to remind investors of the benefits to be derived from the professional investment guidance provided by a firm of Neuberger Berman's caliber. As our advertisements say, `Money management is what we do', and we do it well."




                            PRIVATE ASSET MANAGEMENT

            NET REVENUES: $73.5 MILLION vs. $72.0 MILLION, UP 2.1% PRETAX INCOME: $34.3 MILLION vs. $35.8 MILLION, DOWN 4.3%

Assets under management in this segment at quarter-end reached an historical quarterly high of $24.3 billion, up 11.3% from $21.8 billion at June 30, 2000 and up 6.5% from $22.8 billion at the end of the prior quarter. Portfolio performance was generally excellent, particularly in light of a 7% decline year-to-date in the Standard & Poor's 500 Index.

Investment advisory and administrative fees were essentially flat with those in the prior year quarter and were down slightly from the first quarter of 2001, while expenses were slightly higher than in the period last year. Since fees are based on the asset levels of the previous quarter, the benefit of the new quarterly record amount of assets under management achieved in this period will be reflected in the third quarter of 2001.

Efforts to grow assets under management through the national sales force of 38 Client Consultants continued apace in the quarter, with the addition of $328 million in new assets. This brings the year-to-date total of assets generated by the sales force to $728 million, close to the $807 million generated in all of 2000. In addition, the Company opened its 13th office in June in Washington, DC.



                         MUTUAL FUND AND INSTITUTIONAL

            NET REVENUES: $57.1 MILLION vs. $54.1 MILLION, UP 5.5% PRETAX INCOME: $20.5 MILLION vs. $18.8 MILLION, UP 9.1%

Assets under management in this segment reached $34.0 billion at quarter-end, a 4.2% increase from $32.6 billion at June 30, 2000 and a 6.1% rise from $32.0 billion at the end of the previous quarter. Despite continued difficult market conditions, mutual fund performance in the first half of the year was good, with more than 80% of the equity mutual fund assets outperforming their benchmarks. In addition, two of the Company's largest funds recently achieved a 5-Star Overall Morningstar Rating(TM).

The segment also continued to record a net cash inflow of $9 million in the quarter versus a net cash outflow of $209 million in the period last year. The Consultant Services Group was particularly strong, recording a net cash inflow of $241 million as compared with a net outflow of $50 million in the period last year. The Mutual Fund and Sub-Advised Accounts business experienced a net cash outflow of $151 million which was attributable to a withdrawal by one client of $319 million from one of the Company's money market funds.





                        PROFESSIONAL SECURITIES SERVICES

            NET REVENUES: $27.5 MILLION vs. $26.4 MILLION, UP 4.0% PRETAX INCOME: $9.4 MILLION vs. $10.7 MILLION, DOWN 12.9%

Net interest income and commission revenues were higher in the quarter versus the prior year period. This offset a decline in revenues from principal transactions related to a combination of the drop in the Nasdaq market and the narrowing of transaction spreads as a result of the continued implementation of the decimalization program. The Professional Investor Clearing Services business, which provides an important source of recurring revenues, continues to demonstrate growth from new clients, despite the difficult market environment.

                                   CORPORATE

Corporate includes various expenses, including administrative costs, that are not attributable to the activities of a particular business segment. The increase in the net loss is primarily attributable to goodwill amortization related to recently announced acquisitions, higher net interest expense resulting from the Company's recently concluded debt transaction and an increase in corporate advertising.


                               *       *       *


Neuberger Berman Inc. through its subsidiaries is an investment advisory company with $58.2 billion in assets under management as of June 30, 2001. For more than 60 years, the firm has provided clients with a broad range of investment products, services and strategies. Neuberger Berman Inc. engages in private asset management, wealth management services, tax planning and personal and institutional trust services, mutual funds and institutional management, and professional securities services for individuals, institutions, corporations, pension funds, foundations and endowments. Its website, and this news release, can be accessed at www.nb.com. The firm is headquartered in New York with
                   ----------
offices in major cities throughout the United States.


Statements made in this release that look forward in time involve risks and uncertainties and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Company's products' performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability of the Company to attract or retain key employees, inability of the Company to implement its operating strategy and acquisition strategy, inability of the Company to manage rapid expansion and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations.

Neuberger Berman Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ending
(in thousands, except per share data)

                                                            Three Months Ended                    Fav (Unfav)
                                                 -------------------------------------      ---------------------
                                                                                                  Change From
                                                                                             --------------------
                                                   June 30,      March 31,    June 30,       March 31,   June 30,
                                                     2001          2001         2000           2001       2000
                                                 ----------    ----------   ----------       ---------  ---------
REVENUES:
Investment advisory and administrative fees      $  102,603    $  103,292   $  100,580          (0.7%)      2.0%
Commissions                                          38,188        36,693       33,241           4.1%      14.9%
Interest                                             44,594        57,708       56,809         (22.7%)    (21.5%)
Principal transactions in securities                    997           559        3,698          78.4%     (73.0%)
Clearance fees                                        2,994         3,814        3,276         (21.5%)     (8.6%)
Other income                                          1,290           577        1,613         123.6%     (20.0%)
                                                 ----------    ----------   ----------
          Gross revenues                            190,666       202,643      199,217          (5.9%)     (4.3%)
Interest expense                                     33,632        47,811       47,407          29.7%      29.1%
                                                 ----------    ----------   ----------
          Net revenues after interest expense       157,034       154,832      151,810           1.4%       3.4%
                                                 ----------    ----------   ----------

OPERATING EXPENSES:
Employee compensation and benefits                   65,199        65,572       61,307           0.6%      (6.3%)
Information technology                                5,470         5,450        6,005          (0.4%)      8.9%
Rent and occupancy                                    4,883         4,625        4,454          (5.6%)     (9.6%)
Brokerage, clearing and exchange fees                 3,054         2,702        2,202         (13.0%)    (38.7%)
Advertising and sales promotion                       3,177         2,546        1,202         (24.8%)   (164.3%)
Distribution and fund administration                  4,953         4,371        4,448         (13.3%)    (11.4%)
Professional fees                                     2,736         1,964        2,819         (39.3%)      2.9%
Depreciation and amortization                         3,192         2,771        2,060         (15.2%)    (55.0%)
Other expenses                                        6,196         5,775        5,709          (7.3%)     (8.5%)
                                                 ----------    ----------   ----------
          Total operating expenses                   98,860        95,776       90,206          (3.2%)     (9.6%)
                                                 ----------    ----------   ----------
          Net income before taxes                    58,174        59,056       61,604          (1.5%)     (5.6%)
Provision for income taxes                           24,490        24,822       22,899(1)        1.3%      (6.9%)
                                                 ----------    ----------   ----------
          Net income                             $   33,684    $   34,234   $   38,705          (1.6%)    (13.0%)
                                                 ==========    ==========   ==========

Net income per common share
          Net income per share - Basic           $     0.69    $     0.70   $     0.79
                                                 ==========    ==========   ==========
          Net income per share - Diluted         $     0.68    $     0.69   $     0.78
                                                 ==========    ==========   ==========
Cash earnings per common share
          Cash earnings per share - Basic        $     1.08    $     0.74   $     0.74
                                                 ==========    ==========   ==========
          Cash earnings per share - Diluted      $     1.06    $     0.72   $     0.74
                                                 ==========    ==========   ==========
Weighted average common shares
          outstanding - Basic                        48,856        48,778       49,174
                                                 ==========    ==========   ==========
Weighted average common shares
          outstanding - Diluted                      49,718        49,779       49,473
                                                 ==========    ==========   ==========

 Note 1: Provision for income taxes for the three months ended June 30, 2000 reflects a financial statement tax benefit of $3,653 related to the change in the price of the Company's common stock from March 31, 2000 to June 30, 2000, in connection with the Company's Employee Defined Contribution Stock Incentive Plan.

Neuberger Berman Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ending
(in thousands, except per share data)

                                                                Six Months Ended              Fav (Unfav)
                                                           --------------------------      ----------------
                                                                                              Change From
                                                                                           ----------------
                                                            June 30,        June 30,           June 30,
                                                              2001            2000               2000
                                                           ----------      ----------      ----------------
REVENUES:
Investment advisory and administrative fees                $  205,895      $  197,531                4.2%
Commissions                                                    74,881          73,069                2.5%
Interest                                                      102,302         107,834               (5.1%)
Principal transactions in securities                            1,556           8,774              (82.3%)
Clearance fees                                                  6,808           6,898               (1.3%)
Other income                                                    1,867           2,451              (23.8%)
                                                           ----------      ----------
   Gross revenues                                             393,309         396,557               (0.8%)
Interest expense                                               81,443          89,335                8.8%
                                                           ----------      ----------
   Net revenues after interest expense                        311,866         307,222                1.5%
                                                           ----------      ----------
OPERATING EXPENSES:
Employee compensation and benefits                            130,771         127,240               (2.8%)
Information technology                                         10,920          11,226                2.7%
Rent and occupancy                                              9,508           8,618              (10.3%)
Brokerage, clearing and exchange fees                           5,756           5,045              (14.1%)
Advertising and sales promotion                                 5,723           3,654              (56.6%)
Distribution and fund administration                            9,324           8,840               (5.5%)
Professional fees                                               4,700           5,096                7.8%
Depreciation and amortization                                   5,963           4,520              (31.9%)
Other expenses                                                 11,971          11,161               (7.3%)
                                                           ----------      ----------
   Total operating expenses                                   194,636         185,400               (5.0%)
                                                           ----------      ----------
   Net income before taxes                                    117,230         121,822               (3.8%)
Provision for income taxes                                     49,312          42,876(1)           (15.0%)
                                                           ----------      ----------
   Net income                                              $   67,918      $   78,946              (14.0%)
                                                           ==========      ==========
Net income per common share
   Net income per share - Basic                            $     1.39      $     1.60
                                                           ==========      ==========
   Net income per share - Diluted                          $     1.37      $     1.60
                                                           ==========      ==========
Cash earnings per common share
   Cash earnings per share - Basic                         $     1.82      $     1.48
                                                           ==========      ==========
   Cash earnings per share - Diluted                       $     1.78      $     1.47
                                                           ==========      ==========
Weighted average common shares
   outstanding - Basic                                         48,817          49,325
                                                           ==========      ==========
Weighted average common shares
   outstanding - Diluted                                       49,749          49,475
                                                           ==========      ==========


Note 1: Provision for income taxes for the six months ended June 30, 2000 reflects a financial statement tax benefit of $9,750 related to the change in the price of the Company's common stock from December 31, 1999 to June 30, 2000, in connection with the Company's Employee Defined Contribution Stock Incentive Plan.

Neuberger Berman Inc. and Subsidiaries
Selected Segment Financial Data (Unaudited)
For the Periods Ending
(in thousands)

                                                       Three Months Ended                         Fav (Unfav)
                                          ---------------------------------------------     ----------------------
                                                                                                  Change From
                                                                                            ----------------------
                                            June 30,         March 31,       June 30,        March 31,    June 30,
                                              2001            2001 (1)       2000 (1)          2001         2000
                                          ----------       ------------    ------------     ----------    --------
PRIVATE ASSET MANAGEMENT
------------------------
Net revenues after interest expense       $   73,539       $     75,850    $     72,002         (3.0%)         2.1%

Net income before taxes                   $   34,251       $     36,905    $     35,802         (7.2%)        (4.3%)

MUTUAL FUND & INSTITUTIONAL
---------------------------
Net revenues after interest expense       $   57,064       $     55,165    $     54,064          3.4%          5.5%

Net income before taxes                   $   20,477       $     19,761    $     18,766          3.6%          9.1%

PROFESSIONAL SECURITIES SERVICES
--------------------------------
Net revenues after interest expense       $   27,474       $     25,681    $     26,418          7.0%          4.0%

Net income before taxes                   $    9,356       $      8,511    $     10,740          9.9%        (12.9%)

CORPORATE
---------
Net loss after interest expense           $   (1,043)      $     (1,864)   $       (674)        44.0%        (54.7%)

Net loss before taxes                     $   (5,910)      $     (6,121)   $     (3,704)         3.4%        (59.6%)

TOTAL
-----
Net revenues after interest expense       $  157,034       $    154,832    $    151,810          1.4%          3.4%

Net income before taxes                   $   58,174       $     59,056    $     61,604         (1.5%)        (5.6%)

                                               Six Months Ended                 Fav (Unfav)
                                          -----------------------------        -------------
                                                                                Change From
                                                                               -------------
                                           June 30,          June 30,             June 30,
                                             2001            2000 (1)               2000
                                          ----------       ------------        -------------
PRIVATE ASSET MANAGEMENT
------------------------
Net revenues after interest expense       $  149,389       $    145,541             2.6%

Net income before taxes                   $   71,156       $     73,501            (3.2%)

MUTUAL FUND & INSTITUTIONAL
---------------------------
Net revenues after interest expense       $  112,229       $    109,463             2.5%

Net income before taxes                   $   40,238       $     35,718            12.7%

PROFESSIONAL SECURITIES SERVICES
--------------------------------
Net revenues after interest expense       $   53,155       $     53,104             0.1%

Net income before taxes                   $   17,867       $     20,825           (14.2%)

CORPORATE
---------
Net loss after interest expense           $   (2,907)      $       (886)         (228.1%)

Net loss before taxes                     $  (12,031)      $     (8,222)          (46.3%)

TOTAL
-----
Net revenues after interest expense       $  311,866       $    307,222             1.5%

Net income before taxes                   $  117,230       $    121,822            (3.8%)

Note 1: Segment financial data for prior periods have been reclassified to reflect presentation consistent with current period segment reporting.

Neuberger Berman Inc. and Subsidiaries
Assets Under Management
For the Periods Ending
(in millions)

                                                              Three Months Ended          Fav (Unfav) Change From
                                                       ---------------------------------  -----------------------
                                                        June 30,   March 31,    June 30,   March 31,    June 30,
                                                          2001       2001        2000       2001          2000
                                                        --------    --------    --------  ---------    ----------
PRIVATE ASSET MANAGEMENT
------------------------

Assets under management, beginning of period            $ 22,777    $ 22,510    $ 22,213
                                                        --------    --------    --------
   Net additions                                        $     82    $  1,412    $    196
   Market appreciation (depreciation)                      1,394      (1,145)       (613)
                                                        --------    --------    --------
   Total increase (decrease)                               1,476         267        (417)
                                                        --------    --------    --------
Assets under management, end of period(1)               $ 24,253    $ 22,777    $ 21,796        6.5%         11.3%
                                                        ========    ========    ========

MUTUAL FUND & INSTITUTIONAL
---------------------------

Equity Separate Accounts
------------------------

Assets under management, beginning of period            $  6,415    $  6,402    $  6,268
                                                        --------    --------    --------
   Net additions (withdrawals)                          $    (12)   $    356    $    (38)
   Market appreciation (depreciation)                        407        (343)        135
                                                        --------    --------    --------
   Total increase                                            395          13          97
                                                        --------    --------    --------
Assets under management, end of period                  $  6,810    $  6,415    $  6,365        6.2%          7.0%
                                                        ========    ========    ========

Fixed Income Separate Accounts
------------------------------

Assets under management, beginning of period            $  5,310    $  5,298    $  5,717
                                                        --------    --------    --------
   Net withdrawals                                      $    (69)   $    (81)   $   (219)
   Market appreciation                                        39          93          13
                                                        --------    --------    --------
   Total increase (decrease)                                 (30)         12        (206)
                                                        --------    --------    --------
Assets under management, end of period                  $  5,280    $  5,310    $  5,511       (0.6%)        (4.2%)
                                                        ========    ========    ========

Consultant Services Group
-------------------------

Assets under management, beginning of period            $  2,002    $  1,796    $  1,764
                                                        --------    --------    --------
   Net additions (withdrawals)                          $    241    $    205    $    (50)
   Market appreciation                                        34           1          14
                                                        --------    --------    --------
   Total increase (decrease)                                 275         206         (36)
                                                        --------    --------    --------
Assets under management, end of period                  $  2,277    $  2,002    $  1,728       13.7%         31.8%
                                                        ========    ========    ========

Mutual Fund and Sub-Advised Accounts
------------------------------------

Assets under management, beginning of period            $ 18,298    $ 19,480    $ 19,508
                                                        --------    --------    --------
   Net additions (withdrawals)                          $   (151)   $    425    $     98
   Market appreciation (depreciation)                      1,469      (1,607)       (600)
                                                        --------    --------    --------
   Total increase (decrease)                               1,318      (1,182)       (502)
                                                        --------    --------    --------
Assets under management, end of period(2)               $ 19,616    $ 18,298    $ 19,006        7.2%          3.2%
                                                        ========    ========    ========

Sub-Total Mutual Fund & Institutional
-------------------------------------

Assets under management, beginning of period            $ 32,025    $ 32,976    $ 33,257
                                                        --------    --------    --------
   Net additions (withdrawals)                          $      9    $    905    $   (209)
   Market appreciation (depreciation)                      1,949      (1,856)       (438)
                                                        --------    --------    --------
   Total increase (decrease)                               1,958        (951)       (647)
                                                        --------    --------    --------
Assets under management, end of period                  $ 33,983    $ 32,025    $ 32,610        6.1%          4.2%
                                                        ========    ========    ========

TOTAL
-----

Assets under management, beginning of period            $ 54,802    $ 55,486    $ 55,470
                                                        --------    --------    --------
   Net additions (withdrawals)                          $     91    $  2,317    $    (13)
   Market appreciation (depreciation)                      3,343      (3,001)     (1,051)
                                                        --------    --------    --------
   Total increase (decrease)                               3,434        (684)     (1,064)
                                                        --------    --------    --------
Assets under management, end of period                  $ 58,236    $ 54,802    $ 54,406        6.3%          7.0%
                                                        ========    ========    ========

Note 1: As of June 30, 2001, Private Asset Management includes $47 million of assets invested in EMM's Fund of Funds product.

Note 2: As of June 30, 2001, Mutual Fund and Sub-Advised Accounts includes $96 million of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, an increase of $17 million from the prior quarter.

Neuberger Berman Inc. and Subsidiaries
Assets Under Management
For the Periods Ending
(in millions)

                                                                                    Fav (Unfav)
                                                                                    -----------
                                                       Six Months Ended             Change From
                                                  -----------------------------     -----------
                                                      June 30,        June 30,       June 30,
                                                        2001            2000           2000
                                                  -----------       -----------     -----------
PRIVATE ASSET MANAGEMENT
------------------------
Assets under management, beginning of period      $    22,510       $    21,539
                                                  -----------       -----------
   Net additions                                  $     1,494       $       233
   Market appreciation                                    249                24
                                                  -----------       -----------
   Total increase                                       1,743               257
                                                  -----------       -----------
Assets under management, end of period (1)        $    24,253       $    21,796         11.3%
                                                  ===========       ===========

MUTUAL FUND & INSTITUTIONAL
---------------------------

Equity Separate Accounts
------------------------
Assets under management, beginning of period      $     6,402       $     6,458
                                                  -----------       -----------
   Net additions (withdrawals)                    $       344       $      (363)
   Market appreciation                                     64               270
                                                  -----------       -----------
   Total increase (decrease)                              408               (93)
                                                  -----------       -----------
Assets under management, end of period            $     6,810       $     6,365          7.0%
                                                  ===========       ===========

Fixed Income Separate Accounts
------------------------------

Assets under management, beginning of period      $     5,298       $     5,924
                                                  -----------       -----------
   Net withdrawals                                $      (150)      $      (534)
   Market appreciation                                    132               121
                                                  -----------       -----------
   Total decrease                                         (18)             (413)
                                                  -----------       -----------
Assets under management, end of period            $     5,280       $     5,511         (4.2%)
                                                  ===========       ===========

Consultant Services Group
-------------------------
Assets under management, beginning of period      $     1,796       $     1,839
                                                  -----------       -----------
   Net additions (withdrawals)                    $       446       $      (123)
   Market appreciation                                     35                12
                                                  -----------       -----------
   Total increase (decrease)                              481              (111)
                                                  -----------       -----------
Assets under management, end of period            $     2,277       $     1,728         31.8%
                                                  ===========       ===========

Mutual Fund and Sub-Advised Accounts
------------------------------------

Assets under management, beginning of period      $    19,480       $    18,639
                                                  -----------       -----------
   Net additions (withdrawals)                    $       274       $      (385)
   Market appreciation (depreciation)                    (138)              752
                                                  -----------       -----------
   Total increase                                         136               367
                                                  -----------       -----------
Assets under management, end of period (2)        $    19,616       $    19,006          3.2%
                                                  ===========       ===========

Sub-Total Mutual Fund & Institutional
-------------------------------------
Assets under management, beginning of period      $    32,976       $    32,860
                                                  -----------       -----------
   Net additions (withdrawals)                    $       914       $    (1,405)
   Market appreciation                                     93             1,155
                                                  -----------       -----------
   Total increase (decrease)                            1,007              (250)
                                                  -----------       -----------
Assets under management, end of period            $    33,983       $    32,610          4.2%
                                                  ===========       ===========

TOTAL
-----
Assets under management, beginning of period      $    55,486       $    54,399
                                                  -----------       -----------
   Net additions (withdrawals)                    $     2,408       $    (1,172)
   Market appreciation                                    342             1,179
                                                  -----------       -----------
   Total increase                                       2,750                 7
                                                  -----------       -----------
Assets under management, end of period            $    58,236       $    54,406          7.0%
                                                  ===========       ===========

Note 1: As of June 30, 2001, Private Asset Management includes $47 million of assets invested in EMM's Fund of Funds product.

Note 2: As of June 30, 2001, Mutual Fund and Sub-Advised Accounts includes $96 million of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, an increase of $17 million from the prior quarter.